© 2016 Verint Systems Inc. All Rights Reserved Worldwide. June 2016 Actionable Intelligence®

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Disclaimers Forward Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward- looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website. 2

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. A Smarter World with Actionable Intelligence® 3

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. 4 Crucial insights that enable decision-makers to anticipate, respond and take action Actionable Intelligence

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Global Market Leader 5 10,000+ Customers in 180 Countries $1 Billion+ Actionable Intelligence Company 5,000 Verint Professionals Worldwide More Than 80% of the Fortune 100

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. 6 Expansion of Total Addressable Market Actionable Intelligence is a necessity in a dynamic world of massive information growth. $3 BILLION 2012 2016 Total Addressable Market based on Verint estimate. $8 BILLION

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. 7 • Over $1B R&D investment in last 10 years Non-GAAP revenue for year ending 1/31, see appendices for reconciliation. FYE 1/31/16 is at constant currency (indicated by the gray bar), see “Supplemental Information About Constant Currency” in appendices for further information. • 700+ patents & applications • 1,300 R&D professionals • Advanced Actionable Intelligence Platform Culture of Innovation Revenue Growth Innovation Driving Long-Term Growth

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Advanced Actionable Intelligence Platform 8 Classification Correlation Anomaly Detector Identity Analyzer Predictive Forensics Pluggable Analyzers Dashboard Analysis Workbench Trending Case Management Workflow Management Collaboration Next Best Action Real-time Alert & Notification Pluggable Visualizations Data Cleansing Data Fusion Data Enrichment Unstructured to Structured Data Preparation Operational Transactional Telecommunications Social Media Payload and Files Endpoint Network Web COMMON SERVICES & ADMINISTRATION ANALYSIS ENGINES ENGAGE AND ACT DATA PROCESSING DATA CAPTURE

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Amazing Things Happen When You Gain Insights From Data 9 Customer Engagement Optimization Advanced Actionable Intelligence Platform Security Intelligence

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Customer-centric organizations seek to offer personalized, omnichannel, more effective customer engagement 10 Demand for our solutions is being driven by organizations’ needs for intelligence to create an engaged workforce and smarter customer engagements. Customer Engagement Optimization Workforce Optimization Engagement Management Customer Analytics

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Broad portfolio available in cloud, on-premises or hybrid models directly from Verint and through partners 11 Expect Enterprise Intelligence revenue to be ~60% recurring in FYE Jan 2017 Customer Engagement Optimization Go-to-Market Strategy Extensive Partner Network Flexible Deployment Models Broad Portfolio: Start Anywhere

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Government and enterprises seek innovative solutions to enhance security 12 Demand for our solutions is being driven by organizations’ needs for intelligence to enhance security and make security operations more effective Security Intelligence Cyber Security Situational Intelligence Cyber Intelligence

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. 13 Strategic Consulting Managed Services Implementation Training Hosted Support Partnering for Customer Success SaaS

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Financial Highlights 14

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue Trends FYE Jan 2007 FYE Jan 2008 FYE Jan 2009 FYE Jan 2010 FYE Jan 2011 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 FYE Jan 2016 F/X APAC EMEA Americas $1,158 $1,175 $40 $369 $572 $675 $704 $727 $796 Note: Financial data is non-GAAP. See appendices for reconciliation. FYE Jan 2016 reported non-GAAP revenue of $1,135 million is $1,175 million at constant currency, as adjusted for the impact of foreign exchange. For further information see “Supplemental Information About Constant Currency” in the appendices. ($ in millions) $848 $910 15

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue by Region and Product/Service Note: Percentages based on non-GAAP revenue for FYE January 31, 2016. 16 40% 60% Product Services51% 31% 18% Americas EMEA APAC

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. FYE Jan 2017 Non-GAAP Outlook Enterprise Intelligence • Targeting mid-high single digit revenue growth • Operating margins expected to increase commensurate with revenue growth Security Intelligence • Expect 10% to 15% revenue decline • Investing for growth, as we believe emerging market headwinds are temporary Total Revenue and Diluted EPS Guidance • Above mix results in flat revenue (+/- 2%) and diluted EPS Capital Allocation • Announced $150 million share buyback program over 2 years • Continue our strategy of tuck-in and other acquisitions 17

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Growing Portfolio CYBER INTELLIGENCE SOLUTIONS Speech Analytics Text Analytics Enterprise Feedback Management Engagement Analytics Identity Authentication and Fraud Detection Quality Management Recording Workforce Management Desktop and Process Analytics Performance Management—Scorecards, eLearning, Coaching and Gamification Employee Desktop Case Management Knowledge Management Email and Whitemail Management Voice and Mobile Self-Service Web Self-Service Live Chat and Co-Browse Social Engagement Communities Situational Awareness Platform Enterprise Video Management Software Video Analytics EdgeVMS Public Safety Media Recorder Actionable Intelligence Solutions Cyber Security Network Intelligence Off-Air Intelligence Web Intelligence Fusion Intelligence Lawful Interception Compliance VIDEO AND SITUATION INTELLIGENCE SOLUTIONS ENTERPRISE INTELLIGENCE SOLUTIONS 18 56% 34% 10% Note: Percentages based on FYE Jan 2016 non-GAAP revenue.

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Efficient Capital Structure ($ in millions) Net Debt Capital Structure Highlights Net Debt/Adjusted EBITDA As of January 31, Fiscal year ended January 31, Notes: -Financial data is non-GAAP. See appendices for reconciliation. -Average interest rate excludes the impact of amortization of discounts and deferred financing fees. -Net debt excludes convertible note discounts and other unamortized discounts and issuance costs associated with our debt, which are required under GAAP. See appendices for reconciliation. 19 $523 $501 $431 $400 $437 $344 $228 $453 $391 $429 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 5.5x 3.5x 2.0x 2.0x 2.2x 1.7x 1.0x 1.6x 1.5x 1.7x 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Capital Structure (as of 4/30/16) • $383 million of cash and short-term investments • $411m of term loans and $400m of convertible notes • Rating Agencies • Moody’s: Ba3 • S&P: BB Track Record of De-Levering • Net Debt/Adjusted EBITDA : ~1.7x Low Cost Debt with Long Maturity • Average Interest: ~2.5% • Average Maturity: ~4 years • Equity • Expect ~63.3 million average diluted shares for FYE Jan 2017 (excluding benefit from future share repurchases)

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Long-Term Growth Opportunity • Leader in Actionable Intelligence Solutions • Long-term growth opportunity driven by the need to gain insights from data • Enterprise Intelligence • Organizations seeking to optimize customer engagement through actionable intelligence • Verint offers the industry’s broadest Customer Engagement Optimization portfolio • Security Intelligence • Security challenges growing, driving the need for innovative security intelligence • Verint has a global presence and leading edge security portfolio • Long history of growth driven by innovation and domain expertise 20

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Appendices 21

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures The following tables include reconciliations of certain financial measures not prepared in accordance with Generally Accepted Accounting Principles, consisting of non-GAAP revenue, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP other income (expense), net, non-GAAP provision (benefit) for income taxes, non-GAAP net income attributable to Verint Systems Inc., non-GAAP net income per common share attributable to Verint Systems Inc., adjusted EBITDA, net debt, and constant currency measures to the most directly comparable financial measures prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP financial measures. The non-GAAP financial measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures. We believe that the non-GAAP financial measures we present provide meaningful supplemental information regarding our operating results primarily because they exclude certain non-cash charges or items that we do not believe are reflective of our ongoing operating results when budgeting, planning and forecasting, determining compensation, and when assessing the performance of our business with our individual operating segments or our senior management. We believe that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among our peer companies. However, those companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. 22

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures Adjustments to Non-GAAP Financial Measures • Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. Our non-GAAP revenue also reflects certain adjustments from aligning an acquired company’s revenue recognition policies to our policies. We believe that our non-GAAP revenue helps management and investors better understand our revenue trends and serves as a useful measure of ongoing business performance. • Amortization of acquired technology and other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results. • Stock-based compensation expenses. We exclude stock-based compensation expenses related to restricted stock awards, stock bonus programs, bonus share programs, and other stock-based awards from our non-GAAP financial measures. We evaluate our performance both with and without these measures because stock-based compensation is typically a non-cash expense and can vary significantly over time based on the timing, size and nature of awards granted, and is influenced in part by certain factors which are generally beyond our control, such as the volatility of the price of our common stock. In addition, measurement of stock-based compensation is subject to varying valuation methodologies and subjective assumptions, and therefore we believe that excluding stock- based compensation from our non-GAAP financial measures allows for meaningful comparisons of our current operating results to our historical operating results and to other companies in our industry. 23

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Other adjustments. We exclude from our non-GAAP financial measures legal fees, other professional fees, integration expenses, changes in the fair value of contingent consideration obligations, and certain other expenses associated with acquisitions, whether or not consummated. We also exclude costs associated with restructurings, reorganizations, asset impairments, and redundant facilities, and gains or losses on sales of property. We consider acquisition-related costs to be unpredictable and dependent on factors that may be beyond our control, and unrelated to our continuing operations or to the continuing operations of the acquired business. Additionally, acquisition-related costs can be subject to the size and complexity of an acquisition, and may not be indicative of such future costs. Restructuring and reorganization costs include employee termination costs, facility exit costs, and other costs directly associated with resource realignments incurred in reaction to changing strategies or business conditions, and can vary in amount and frequency. Asset impairment charges, redundant facility costs, and gains or losses on sales of property are unusual in nature and can also vary in amount and frequency. We believe it is useful for investors to understand the effects of these items on our operating results, and that excluding these items from our non-GAAP measures facilitates the comparison of our current operating results to our historical operating results and to other companies in our industry. • Amortization of convertible note discount. Under GAAP, certain convertible debt instruments that may be settled in cash upon conversion are required to be bifurcated into separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. As a result, for GAAP purposes, we are required to recognize imputed interest expense in amounts significantly in excess of the coupon rate on our $400.0 million of 1.50% convertible notes. The difference between the imputed interest expense and the coupon interest expense is excluded from our non-GAAP financial measures because we believe that this non-cash expense is not reflective of ongoing operations. 24

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Unrealized gains and losses on certain derivatives, net. We exclude from our non-GAAP financial measures unrealized gains and losses on certain foreign currency derivatives which are not designated as hedges under accounting guidance. We exclude unrealized gains and losses on foreign currency derivatives that serve as economic hedges against variability in the cash flows of recognized assets or liabilities, or of forecasted transactions. These contracts, if designated as hedges under accounting guidance, would be considered “cash flow” hedges. These unrealized gains and losses are excluded from our non-GAAP financial measures because they are non-cash transactions which are highly variable from period to period and which we believe are not reflective of our ongoing operations. Upon settlement of these foreign currency derivatives, any realized gain or loss is included in our non- GAAP financial measures. Effective in the year ending January 31, 2016, our non-GAAP financial measures include unrealized gains and losses on foreign currency derivatives that serve as economic hedges against exposures to changes in the fair values of recognized assets or liabilities. These contracts, if designated as hedges under accounting guidance, would be considered “fair value” hedges. For periods ended prior to February 1, 2015, these unrealized gains and losses were excluded from our non-GAAP financial measures. For our non-GAAP financial measures, this change better aligns the recognition of gains and losses on the re-measurement of foreign currency-denominated assets and liabilities with the recognition of offsetting gains and losses (whether realized or unrealized) on foreign currency derivatives which are executed to help mitigate re-measurement risk. Had this change been applied to our non-GAAP financial measures for the year ended January 31, 2015, non-GAAP net income would have increased by $0.4 million, consisting of increases (decreases) of $(0.7) million, $0.9 million, $1.5 million, and $(1.3) million for the three months ended April 30, 2014, July 31, 2014, October 31, 2014, and January 31, 2015, respectively. • Losses on early retirements of debt. We exclude from our non-GAAP financial measures losses on early retirements of debt attributable to refinancing or repaying our debt because we believe it is not reflective of our ongoing operations. 25

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Non-cash tax adjustments. We exclude from our non-GAAP financial measures non-cash tax adjustments, which represent the difference between the amount of taxes we expect to pay related to current year income and our GAAP tax provision on an annual basis. On a quarterly basis, this adjustment reflects our expected annual effective tax rate on a cash basis. • In-process research and development. For periods ended prior to February 1, 2009, we excluded from our non-GAAP financial measures the fair value of any incomplete in-process research and development project of an acquired company that had not yet reached technological feasibility and had no known alternative future use, and was therefore charged to our operating results in the period of the acquisition, under then-applicable accounting guidance. These expenses were excluded from our non-GAAP financial measures because they were non-cash charges that we did not believe were reflective of our ongoing operations. • Expenses related to our previous extended filing delay. We exclude from our non-GAAP financial measures expenses related to our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations. • Settlement with OCS. In the year ended January 31, 2007, we recorded a charge related to our July 31, 2006 settlement with the Office of Chief Scientist in Israel (“OCS”), pursuant to which we exited a royalty-bearing program and the OCS accepted a settlement of our royalty obligations under this program. We exclude from our non-GAAP financial measures expenses associated with exiting this program because they are not reflective of our ongoing operations. • Gain on sale of land. We exclude from our non-GAAP financial measures the gain from the sale of a parcel of land. This gain is excluded from our non-GAAP financial measures because it is not reflective of our ongoing operations. 26

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Supplemental Information About Constant Currency Because we operate on a global basis and transact business in many currencies, fluctuations in foreign currency exchange rates can affect our consolidated U.S. dollar operating results. To facilitate the assessment of our performance excluding the effect of foreign currency exchange rate fluctuations, we calculate our non-GAAP revenue, cost of revenue, and operating expenses on both an as-reported basis and a constant currency basis, allowing for comparison of results between periods as if foreign currency exchange rates had remained constant. We perform our constant currency calculations by translating current-period foreign currency revenue and expenses into U.S. dollars using prior-period average foreign currency exchange rates or hedge rates, as applicable, rather than current period exchange rates. We believe that constant currency change rates, which exclude the impact of foreign currency exchange rate changes, facilitate the assessment of underlying business trends. Unless otherwise indicated, our financial outlook for revenue, operating margin, and diluted earnings per share, which is provided on a non-GAAP basis, reflects foreign currency exchange rates approximately consistent with rates in effect when the outlook is provided. We also incur foreign exchange gains and losses resulting from the revaluation and settlement of monetary assets and liabilities that are denominated in currencies other than the entity’s functional currency. We periodically report our historical non-GAAP diluted net income per share both inclusive and exclusive of these net foreign exchange gains or losses. Our financial outlook for diluted earnings per share includes net foreign exchange gains or losses incurred to date, if any, but does not include potential future gains or losses. 27

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. GAAP to Non-GAAP Reconciliation 28 ($ in millions) FYE January 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 April 30, 2016 Revenue Reconciliation GAAP revenue 368.8$ 534.5$ 669.5$ 703.6$ 726.8$ 782.6$ 839.5$ 907.3$ 1,128.4$ 1,130.3$ 245.4$ Revenue adjustments related to acquisitions - 37.3 5.9 - - 13.6 8.5 2.7 29.8 4.3 3.6 Non-GAAP revenue 368.8$ 571.8$ 675.4$ 703.6$ 726.8$ 796.2$ 848.1$ 910.0$ 1,158.2$ 1,134.6$ 249.0$ Gross Profit Reconciliation GAAP gross profit 177.5$ 304.5$ 411.3$ 463.7$ 488.5$ 514.3$ 557.5$ 600.9$ 713.3$ 701.4$ 144.7$ GAAP gross margin 48.1% 57.0% 61.4% 65.9% 67.2% 65.7% 66.4% 66.2% 63.2% 62.1% 59.0% Revenue adjustments related to acquisitions - 37.3 5.9 - - 13.6 8.5 2.7 29.8 4.3 3.6 Amortization and impairment of acquired technology and backlog 7.7 8.0 9.0 8.0 9.1 12.4 14.8 12.3 31.0 35.8 9.2 Settlement w ith OCS 19.2 - - - - - - - - - - Stock-based compensation expenses 1.7 4.5 5.4 5.9 6.2 3.3 2.9 2.4 6.2 7.2 1.5 Other adjustments - - - - - 0.4 0.5 3.0 4.0 6.3 0.7 Expenses related to restatement and extended f iling delay - 2.4 - - - - - - - - Non-GAAP gross profit 206.0$ 356.7$ 431.6$ 477.6$ 503.8$ 544.0$ 584.3$ 621.3$ 784.3$ 755.0$ 159.7$ Non-GAAP gross margin 55.9% 62.4% 63.9% 67.9% 69.3% 68.3% 68.9% 68.3% 67.7% 66.5% 64.1% Three Months Ended

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. GAAP to Non-GAAP Reconciliation 29 ($ in millions) FYE January 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 April 30, 2016 Operating Income (Loss) Reconciliation GAAP operating income (loss) (47.3)$ (114.6)$ (15.0)$ 65.7$ 73.1$ 86.5$ 99.6$ 122.3$ 79.1$ 67.9$ (11.3)$ As a percentage of GAAP revenue -12.8% -21.4% -2.2% 9.3% 10.1% 11.0% 11.9% 13.5% 7.0% 6.0% -4.6% Revenue adjustments related to acquisitions - 37.3 5.9 - - 13.6 8.5 2.7 29.8 4.3 3.6 Amortization and impairment of acquired technology and backlog 7.7 8.0 9.0 8.0 9.1 12.4 14.8 12.3 31.0 35.8 9.2 Amortization of other acquired intangible assets 3.2 19.7 25.2 22.3 21.5 22.9 24.4 24.7 45.2 43.1 11.3 Settlement w ith OCS 19.2 - - - - - - - - - - In-process research and development - 6.7 - - - - - - - - - Other legal expenses (recoveries) - 8.7 (4.3) - - - - - - - - Stock-based compensation expenses 18.8 31.1 36.0 44.2 46.8 27.9 25.2 35.0 54.4 64.5 15.3 Expenses related to restatement and extended f iling delay 3.7 41.4 28.7 54.5 28.9 1.0 - - - - - Gain on sale of land (0.8) - - - - - - - - - - Other adjustments 21.1 37.2 34.9 0.9 5.2 12.3 16.6 13.0 23.4 28.6 6.7 Non-GAAP operating income 25.5$ 75.4$ 120.4$ 195.6$ 184.6$ 176.6$ 189.2$ 210.0$ 262.9$ 244.2$ 34.8$ As a percentage of non-GAAP revenue 6.9% 13.2% 17.8% 27.8% 25.4% 22.2% 22.3% 23.1% 22.7% 21.5% 14.0% Other Income (Expense) Reconciliation GAAP other income (expense), net 7.8$ (55.2)$ (43.9)$ (41.5)$ (34.6)$ (40.3)$ (31.8)$ (59.0)$ (57.7)$ (44.7)$ (4.6)$ Losses on early retirements of debt - - - - - 8.1 - 9.9 12.5 - - Unrealized (gains) losses on derivatives, net - 26.7 (1.8) (8.0) (6.0) (0.4) 0.1 (0.7) (0.1) - 0.3 Amortization of convertible note discount - - - - - - - - 6.0 10.1 2.6 Other adjustments - - - - - 0.1 1.2 13.8 0.5 3.4 0.3 Non-GAAP other income (expense), net 7.8$ (28.5)$ (45.7)$ (49.5)$ (40.6)$ (32.5)$ (30.5)$ (36.0)$ (38.8)$ (31.2)$ (1.4)$ Three Months Ended

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. GAAP to Non-GAAP Reconciliation 30 ($ in millions, except share and per share data) FYE January 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 April 30, 2016 Tax Provision Reconciliation GAAP provision for (benefit from) income taxes 0.1$ 27.7$ 19.7$ 7.1$ 9.9$ 5.5$ 9.0$ 4.5$ (15.0)$ 1.0$ 0.3$ Non-cash tax adjustments 3.2 (23.6) (16.4) 4.6 (1.4) 11.1 9.2 11.2 34.6 16.2 2.7 Non-GAAP provision for income taxes 3.3$ 4.1$ 3.3$ 11.7$ 8.5$ 16.6$ 18.2$ 15.7$ 19.6$ 17.2$ 3.0$ Net Income (Loss) Attributable to Verint Systems Inc. Reconciliation GAAP net income (loss) attributable to Verint Systems Inc. (40.5)$ (198.6)$ (80.4)$ 15.6$ 25.6$ 37.0$ 54.0$ 53.8$ 30.9$ 17.6$ (17.5)$ Total GAAP net income (loss) adjustments 69.6 240.4 150.0 117.4 106.9 86.8 81.7 99.5 168.1 173.6 46.7 Non-GAAP net income attributable to Verint Systems Inc. 29.1$ 41.8$ 69.6$ 133.0$ 132.5$ 123.8$ 135.7$ 153.3$ 199.0$ 191.2$ 29.2$ Net Income (Loss) Attributable to Verint Systems Inc. Common Shares GAAP net income (loss) attributable to Verint Systems Inc. common shares (40.5)$ (207.3)$ (93.5)$ 2.0$ 11.4$ 22.2$ 38.5$ 53.6$ 30.9$ 17.6$ (17.5)$ Total GAAP net income (loss) adjustments 69.6 240.4 150.0 117.4 106.9 86.8 81.7 99.5 168.1 173.6 46.7 Non-GAAP net income attributable to Verint Systems Inc. common shares 29.1$ 33.1$ 56.5$ 119.4$ 118.3$ 109.0$ 120.2$ 153.1$ 199.0$ 191.2$ 29.2$ Non-GAAP diluted net income per common share attributable to Verint Systems Inc. 0.88$ 1.00$ 1.65$ 3.09$ 2.79$ 2.47$ 2.64$ 2.84$ 3.35$ 3.04$ 0.46$ Shares used in computing non-GAAP diluted net income per common share (in 000's) 32,979 33,035 42,298 42,963 47,402 50,123 51,355 54,001 59,374 62,921 62,934 Three Months Ended

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. GAAP to Non-GAAP Reconciliation 31 ($ in millions) FYE January 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 April 30, 2016 Adjusted EBITDA Reconciliation GAAP net income (loss) attributable to Verint Systems Inc. (40.5)$ (198.6)$ (80.4)$ 15.6$ 25.6$ 37.0$ 54.0$ 53.8$ 30.9$ 17.6$ (17.5)$ Net income attributable to noncontrolling interest 1.0 1.1 1.8 1.5 3.0 3.6 4.8 5.0 5.5 4.6 1.3 Provision (benefit) for income taxes 0.1 27.7 19.7 7.1 9.9 5.5 9.0 4.5 (15.0) 1.0 0.3 Other expense (income), net (7.8) 55.2 43.9 41.5 34.6 40.3 31.8 59.0 57.7 44.7 4.6 GAAP depreciation & amortization (1) 19.3 45.3 53.5 47.8 46.8 51.0 54.9 53.8 96.5 103.2 27.5 Revenue adjustments related to acquisitions - 37.3 5.9 - - 13.6 8.5 2.7 29.8 4.3 3.6 Stock-based compensation expenses 18.8 31.1 36.0 44.2 46.8 27.9 25.2 35.0 54.4 64.5 15.3 Settlement w ith OCS 19.2 - - - - - - - - - - In-process research and development - 6.7 - - - - - - - - - Other legal expenses (recoveries) - 8.7 (4.3) - - - - - - - - Expenses related to restatement and extended f iling delay 3.7 41.4 28.7 54.5 28.9 1.0 - - - - - Gain on sale of land (0.8) - - - - - - - - - - Other adjustments 21.1 37.1 34.7 0.9 4.4 12.1 16.5 13.0 23.4 28.5 6.8 Adjusted EBITDA 34.0$ 93.0$ 139.5$ 213.2$ 200.0$ 192.0$ 204.8$ 226.8$ 283.2$ 268.4$ 41.9$ (1) Adjusted for patent and f inancing fee amortization. Three Months Ended

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Table of Reconciliation from Gross Debt to Net Debt 32 ($ in millions) As of As of January 31, 2008 2009 2010 2011 2012 2013 2014 2015 2016 April 30, 2016 Current maturities of long-term debt -$ 4.1$ 22.7$ -$ 6.2$ 5.9$ 6.6$ -$ 2.1$ 4.2$ Long-term debt 610.0 620.9 598.2 574.7 581.8 563.1 631.1 726.2 736.0 737.9 Unamortized debt discounts and issuance costs - - - 8.5 12.1 9.9 7.5 85.0 73.0 70.1 Gross debt 610.0 625.0 620.9 583.2 600.1 578.9 645.2 811.2 811.1 812.2 Less: Cash and cash equivalents 83.2 115.9 184.3 169.9 150.7 210.0 378.6 285.1 352.1 323.9 Restricted cash and bank time deposits 3.6 7.7 5.3 13.6 12.9 11.1 6.4 36.9 11.8 11.1 Short-term investments - - - - - 13.6 32.0 35.8 56.0 48.1 Net debt 523.2$ 501.4$ 431.3$ 399.7$ 436.5$ 344.2$ 228.2$ 453.4$ 391.2$ 429.1$

© 2016 Verint Systems Inc. All Rights Reserved Worldwide. Calculation of Change in Non-GAAP Revenue on a Constant Currency Basis 33 (1) Non-GAAP revenue for the three months ended April 30, 2016 at constant currency is calculated by translating current-period foreign currency revenue into U.S. dollars using average foreign currency exchange rates for the three months ended April 30, 2015 rather than actual current-period foreign currency exchange rates. For further information see "Supplemental Information About Constant Currency" in the appendices. (in thousands, except percentages) Revenue Reconciliation Total Revenue Non-GAAP revenue for the three months ended April 30, 2015 $ 270,357 Non-GAAP revenue for the three months ended April 30, 2016 $ 248,978 Non-GAAP revenue for the three months ended April 30, 2016 at constant currency(1) $ 251,000 Reported period-over-period non-GAAP revenue change (7.9)% % impact from change in foreign currency exchange rates 0.7% Constant currency period-over-period non-GAAP revenue change (7.2)% Enterprise Intelligence Non-GAAP revenue for the three months ended April 30, 2015 $ 147,399 Non-GAAP revenue for the three months ended April 30, 2016 $ 155,497 Non-GAAP revenue for the three months ended April 30, 2016 at constant currency(1) $ 157,000 Reported period-over-period non-GAAP revenue growth 5.5% % impact from change in foreign currency exchange rates 1.0% Constant currency period-over-period non-GAAP revenue growth 6.5% Security Intelligence Non-GAAP revenue for the three months ended April 30, 2015 $ 122,958 Non-GAAP revenue for the three months ended April 30, 2016 $ 93,481 Non-GAAP revenue for the three months ended April 30, 2016 at constant currency(1) $ 94,000 Reported period-over-period non-GAAP revenue change (24.0)% % impact from change in foreign currency exchange rates 0.4% Constant currency period-over-period non-GAAP revenue change (23.6)%

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